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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report): January 1, 1998
                                                ---------------

                          Rowe Furniture Corporation
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            (exact name of registrant as specified in its charter)


Nevada                              1-10226                           54-0458563
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State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
                                                                         Number)


                    239 Rowan Street, Salem, Virginia    24153
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             (Address of principal executive offices     Zip Code)



Registrant's telephone number, including area code: 540-389-8671
                                                    ------------

                                     None
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         (Former name or former address, if changed since last report)




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                             ITEMS OF INFORMATION
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Item 5.  Other Materially Important Events.
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On January 5, 1998, Rowe Furniture Corporation announced the completion of the acquisition of the assets of J & M Designs, Ltd., DBA, The Wexford Collection, of Carson, California effective January 1, 1998.

The acquisition does not meet the Securities and Exchange significant asset test, accordingly no financial information is provided.

Exhibits.
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None



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ROWE FURNITURE CORPORATION
                                                      --------------------------
                                                      Registrant


Date: 02-26-98                                        /s/ Arthur H. Dunkin
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                                                      Arthur H. Dunkin
                                                      Secretary-Treasurer



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